Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2010 Fund
December 31, 2025
FST10-NPRT3-0226
1.9909157.102
Bond Funds - 67.3%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	23,552	231,747
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	4,367	33,101
Fidelity Series International Developed Markets Bond Index Fund (a)	7,477	63,404
Fidelity Series Long-Term Treasury Bond Index Fund (a)	6,920	37,297
Fidelity Series Sustainable Investment Grade Bond Fund (a)	49,657	486,642
TOTAL BOND FUNDS (Cost $852,970)		852,191

Domestic Equity Funds - 13.7%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $110,801)	10,535	173,307

International Equity Funds - 14.0%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	4,098	59,262
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	8,546	118,272
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $128,036)		177,534

Short-Term Funds - 5.0%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $63,632)	6,399	63,730

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,155,439)	1,266,762
NET OTHER ASSETS (LIABILITIES) - 0.0%	(560)
NET ASSETS - 100.0%	1,266,202

Legend

(a)	Affiliated fund.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	186,556	62,904	14,914	8,501	(63)	(2,736)	231,747	23,552
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	26,523	11,441	4,310	1,120	(159)	(394)	33,101	4,367
Fidelity Series International Developed Markets Bond Index Fund	59,023	11,307	5,902	2,514	(54)	(970)	63,404	7,477
Fidelity Series Long-Term Treasury Bond Index Fund	35,969	15,285	13,510	1,204	(1,214)	767	37,297	6,920
Fidelity Series Sustainable Emerging Markets Fund	63,099	21,585	39,784	1,261	2,776	11,586	59,262	4,098
Fidelity Series Sustainable Investment Grade Bond Fund	471,522	90,244	78,654	16,535	(799)	4,329	486,642	49,657
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	114,666	32,713	49,705	2,730	6,967	13,631	118,272	8,546
Fidelity Series Sustainable U.S. Market Fund	143,813	41,306	43,972	1,720	1,061	31,099	173,307	10,535
Fidelity Series Treasury Bill Index Fund	37,040	74,519	47,885	1,855	(1)	57	63,730	6,399
	1,138,211	361,304	298,636	37,440	8,514	57,369	1,266,762

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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